Exhibit 10.1

FIRST AMENDMENT TO CONSULTING AGREEMENT

This First Amendment to the Consulting Agreement (the “Amendment”) is entered into as of July 20, 2021 among Brandi L. Roberts, (“Consultant”) and Lineage Cell Therapeutics, Inc., (“Lineage”) (collectively, the “Parties”).

WHEREAS, the Parties have previously entered into that certain Separation and Consulting Agreement, dated January 20, 2021 (the “Agreement”);

WHEREAS, the Parties desire to amend sections of the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual promises and covenants herein and for good and valuable consideration, the Parties agree as follows:

1.	Section 3(a) of the Agreement is deleted in its entirety and replaced with the following:

(a) Consulting Period. The Consulting Relationship will be deemed to have commenced on the Separation Date and will continue until August 20, 2021, unless terminated earlier pursuant to Section 3(g) below (the “Consulting Period”). The Consulting Period can be extended only by a writing signed by you and the Chief Executive Officer of Lineage.

2.	Capitalized terms used herein have the same meaning as given them in the Agreement.

3.	Other than as amended herein, the Agreement remains in full force and effect.

[Signatures Found on Following Page]

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IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized officers as of the date first above written.

LINEAGE CELL THERAPEUTICS, INC.		CONSULTANT

By:	/s/ Brian M Culley	By:	/s/ Brandi L. Roberts

Name:	Brian Culley	Name:	Brandi L. Roberts

Title:	CEO	Title:	Individual

Date:	7/14/2021	Date:	7/15/2021

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